Exhibit 99.3

Metropolitan Commercial Bank Announces Settlements with

Federal Reserve and New York State Department of Financial Services

NEW YORK – October 19, 2023 – Metropolitan Bank Holding Corp (NYSE: MCB), the holding company for Metropolitan Commercial Bank (the “Bank”), today announced that the Bank has entered into Consent Orders with the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the New York State Department of Financial Services (“DFS”) to resolve Federal Reserve and DFS concerns related to the Bank’s relationship with a program manager that processed government stimulus funds and expanded unemployment insurance benefits during the COVID-19 pandemic and was a target of fraud.

The Consent Orders relate to a unique challenge that arose for a short period at the height of the COVID-19 pandemic. MCB was committed to supporting the government’s provision of stimulus funds and expanded unemployment insurance benefits to millions of Americans, particularly underserved consumers who did not have traditional bank accounts. At the same time, as federal and state authorities have acknowledged, third-party fraud ballooned rapidly under these pandemic-era programs, creating oversight challenges for banks. We appreciate that the Federal Reserve and New York Department of Financial Services have acknowledged the actions and enhancements we voluntarily undertook, including terminating the relationship with the third-party program manager at issue in August 2020, and supplementing our oversight mechanisms. We also appreciate our employees’ hard work to stem the tide of fraud that occurred rapidly in these government programs, as a result of which MCB was able to freeze approximately $100 million in fraudulent payments for return to government authorities.

The imposed fines are covered by a provision taken in prior periods. Since 2020, the Bank has been actively working to enhance its processes and procedures to more effectively and efficiently address the concerns that arose.

About Metropolitan Bank Holding Corp.

Metropolitan Bank Holding Corp. (NYSE: MCB) is the parent company of Metropolitan Commercial Bank (the “Bank”), a New York City based full-service commercial bank.

The Bank provides a broad range of business, commercial and personal banking products and services to individuals, small businesses, private and public middle-market and corporate enterprises and institutions, municipalities and local government entities.

Metropolitan Commercial Bank’s Global Payments Group is an established leader in providing payments services to domestic and international non-bank financial service companies. The Bank continues to grow its presence as a valued, trusted and innovative strategic partner across payments, custodial and money services businesses worldwide.

Metropolitan Commercial Bank’s EB-5 / E-2 International Group delivers banking services and products for United States Citizen and Immigration Services EB-5 Immigrant Investor Program investors, developers, Regional Centers, government agencies, law firms and consulting companies that specialize in EB-5 and E-2.

Metropolitan Commercial Bank was ranked by Independent Community Bankers of America among the top ten successful loan producers for 2023 by loan category and asset size for commercial banks with more than $1 billion in assets. The Bank finished ninth in S&P Global Market Intelligence’s annual ranking of the best-performing community banks with assets between $3 billion and $10 billion for 2022 and eighth among top-performing community banks in the Northeast region for 2022. The Bank is also a member of the Piper Sandler Sm-All Stars Class of 2022 and Kroll affirmed a BBB+ (investment grade) deposit rating on January 25, 2023.

The Bank is a New York State chartered commercial bank, a member of the Federal Reserve System and the Federal Deposit Insurance Corporation, and an equal housing lender. For more information, please visit the Bank’s website at MCBankNY.com.

Forward-Looking Statement Disclaimer

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Board of Governors of the Federal Reserve System; inflation; an unexpected deterioration in our loan or securities portfolios; changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; further deterioration in the financial condition or stock prices of financial institutions generally; unexpected increases in our expenses; different than anticipated growth and our ability to manage our growth; the lingering effects of the COVID-19 pandemic on our business and results of operation; unanticipated regulatory action or changes in regulations; potential recessionary conditions; unanticipated volatility in deposits; unexpected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans; our ability to absorb the amount of actual losses inherent in our existing loan portfolio; an unanticipated loss of key personnel or existing customers; competition from other institutions resulting in unanticipated changes in our loan or deposit rates; an unexpected adverse financial, regulatory or bankruptcy event experienced by our non-bank financial service partners; unanticipated increases in FDIC costs; changes in regulations, legislation or tax or accounting rules, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury; impacts related to or resulting from recent bank failures; an unexpected failure to successfully manage our credit risk and the sufficiency of our allowance, the credit and other risks from borrower and depositor concentrations (by geographic area and by industry); the current or anticipated impact of military conflict, terrorism or other geopolitical events; the costs, including possibly incurring fines, penalties or other negative effects (including reputational harm), of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions; a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks; the failure to maintain current technologies, or to implement new technologies; the failure to maintain effective internal controls over financial reporting; the failure to retain or attract employees; and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Forward-looking statements speak only as of the date of this release. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law.

Mark R. DeFazio
President & Chief Executive Officer
Metropolitan Commercial Bank
212 659-0618
IR@MCBankNY.com